Exhibit 10.31

AMENDMENT NO. 7 TO LEASE

THIS AGREEMENT made this 28th day of January, 2009, by and between EWE WAREHOUSE INVESTMENTS V, LTD., as Lessor and MERRIMACK SERVICES CORPORATION dba PC CONNECTION SERVICES, as Lessee located at 2780-2880 Old State Route 73, Wilmington, Ohio 45177.

W I T N E S S E T H:

WHEREAS, Lessor and Lessee entered into a Lease dated September 27, 1990, as amended June 28, 1996, July 31, 1998, June 26, 2000, July 31, 2002, February 28, 2005 and October 26, 2006, and

WHEREAS, the Lessor and Lessee desire to amend the Lease of approximately 102,400 square feet to extend the term, revise the Rent and revise Option to Renew.

NOW THEREFORE, the Lease is amended as follows.

1. Article 1. TERM. shall be revised as follows.

Effective March 1, 2009, the term of this Lease shall be extended for an additional one (1) year for a total term of nineteen (19) years, two (2) months commencing January 1, 1991 and ending February 28, 2010, both dates inclusive.

2. Lessee warrants that Lessee has accepted and is now in possession of the Premises and that the Lease is valid and presently in full force and effect. Lessee accepts the Premises in it present “as is” condition.

3. Article 4. RENT. shall be revised as follows.

For the one (1) year period commencing March 1, 2009 and ending February 28, 2010, the Lessee shall pay to the Lessor as Basic Annual Rent for the Leased Premises the sum of FOUR HUNDRED EIGHTY-SIX THOUSAND FOUR HUNDRED AND 00/100 DOLLARS ($486,400.00) which shall be paid in equal monthly installments of FORTY THOUSAND FIVE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($40,533.33), due and payable on the first day of each month, in advance, without demand.

Checks should be made payable to Easton & Associates Management Account c/o The Easton Group, 10165 N. W. 19th St., Miami, FL 33172.

4. The Option to Renew. shall be revised as follows.

Lessee is hereby granted an option to renew this Lease for an additional term of one (1) year on the same terms and conditions contained herein except for the rental and the length of the term, upon the conditions that:

a. written notice of the exercise of such option shall be given by Lessee to Lessor not less than one hundred eighty (180) days prior to the end of the term of this Lease (by August 31, 2009); and

b. at the time of the giving of such notice and at the expiration of the term of this Lease, there are no defaults in the covenants, agreements, terms and conditions on the part of Lessee to be kept and performed, and all rents are and have been fully paid. Provided also, that the rent to be paid during each year of the said renewal period shall be as determined in accordance with the following:

For the period commencing March 1, 2010 and ending February 28, 2011, Lessee shall pay to the Lessor as Annual Rent for the Leased Premises the sum of FIVE HUNDRED THOUSAND SEVEN HUNDRED THIRTY-SIX AND 00/100 DOLLARS ($500,736.00) which shall be paid in equal monthly installments of FORTY-ONE THOUSAND SEVEN HUNDRED TWENTY-EIGHT AND 00/100 DOLLARS ($41,728.00),due and payable on the first day of each month, in advance, without demand.

5. Except as expressly amended herein, all other terms and conditions of the Lease remain in full force and effect.

IN WITNESS WHEREOF, the Lessor and Lessee have affixed their signatures to duplicates of this Amendment, this 28th day of January 2009, as to Lessee and this 3rd day of February 2009, as to Lessor.

[SIGNATORY ON NEXT PAGE…]

Signed and acknowledged	Lessor:	EWE WAREHOUSE INVESTMENTS V, LTD.
in the presence of:	By:	Miller-Valentine Realty, Inc.
	Its:	Managing Agent

/s/ Barbara J. Gilmore	By:	/s/ Robert A. Gallinis
Barbara J. Gilmore		Robert A. Gallinis
Print Name		President

/s/ Kelli L. Wilson
Kelli L. Wilson
Print Name

	LESSEE:	MERRIMACK SERVICES CORPORATION
dba PC CONNECTION SERVICES

/s/ Jessica Scalese	By:	/s/ Robert Pratt
Jessica Scalese		Robert Pratt
and	Title:	Vice President of Facilities
Print Name		Site Services

Print Name

[NOTARY ON NEXT PAGE…]

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

The foregoing instrument was acknowledged before me this 3rd day of February, 2009, by Chuck McCosh, President of Miller-Valentine Realty, Inc., Managing Agent of EWE WAREHOUSE INVESTMENTS V, LTD., on behalf of said company.

/s/ Sharon Rislund
Notary Public

STATE OF New Hampshire, COUNTY OF Hillsborough, SS:

The foregoing instrument was acknowledged before me this 28th day of January, 2009, by Robert Pratt, the Vice President of Facilities and Site Services of MERRIMACK SERVICES CORPORATION dba PC CONNECTION SERVICES a corporation on behalf of said corporation.

/s/ Dolores Collins
NOTARY PUBLIC

4